EXHIBIT 3(i)

                         RESTATED ARTICLES OF INCORPORATION
                                          of
                         CENTURY TELEPHONE ENTERPRISES, INC.


               Century Telephone Enterprises, Inc., a Louisiana corporation (the "Corporation"), through its undersigned President and Secretary and by authority of its Board of Directors, does hereby certify as of September 30, 1994 that:

               FIRST: The Restated Articles of Incorporation of the Corporation set forth in paragraph Fourth below accurately reflects the Corporation's articles of incorporation and all amendments thereto in effect as of the date hereof without any substantive changes.

               SECOND: Each amendment has been effected in conformity with law.

               THIRD:   The  date  of  incorporation of the Corporation was
          April 30, 1968, and the date of these Restated Articles of Incorporation is September 30, 1994.

               FOURTH:   The Restated  Articles  of  Incorporation  of  the
          Corporation are as follows:

                                      ARTICLE I
                                         Name

               The  name  of   this   Corporation   is   Century  Telephone
          Enterprises, Inc.

                                      ARTICLE II
                                       Purpose

               The purpose of the Corporation is to engage in any lawful activity for which corporations may be formed under the Business Corporation Law of Louisiana.

                                     ARTICLE III
                                    Capital Stock

               A. Authorized Shares; Voting Rights. 1. The Corporation is authorized to issue 100,000,000 shares of Common Stock, par value $1.00 per share, and 2,000,000 shares of preferred stock, par value $25.00 per share.

                    2. Each share of Common Stock and each outstanding share of the Series A and H Preferred Stock ("Voting Preferred Stock") which has been beneficially owned continuously by the same person since May 30, 1987 will entitle such person to ten votes with respect to such share on each matter properly submitted to the shareholders of the Corporation for their vote, consent, waiver, release or other action when the Common Stock and the Voting Preferred Stock vote together with respect to such matter.

                    3.   For purposes  of  this  paragraph  A,  a change in

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          beneficial ownership of a share of the Corporation's stock  shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, which includes the power to vote, or to direct the voting of such share; (ii) investment power, which includes the power to direct the sale or other disposition of such share; (iii) the right to receive or retain the proceeds of any sale or other disposition of such share; or (iv) the right to receive distributions, including cash dividends, in respect to such share.

                         a. In the absence of proof to the contrary provided in accordance with the procedures refereed to in subparagraph (5) of this paragraph A, a change in beneficial ownership shall be deemed to have occurred whenever a share of stock is transferred of record into the name of any other person.

                         b. In the case of a share of Common Stock or Voting Preferred Stock held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, or in any other name except a natural person, if it has not been established pursuant to the procedures refereed to in subparagraph (5) that such share was beneficially owned continuously since May 30, 1987 by the person who possesses all of the attributes of beneficial ownership referred to in clauses (i) through (iv) of subparagraph (3) of this paragraph A with respect to such share of Common Stock or Voting Preferred Stock, then such share of Common Stock or Voting Preferred Stock shall carry with it only one vote regardless of when record ownership of such share was acquired.

                         c. In the case of a share of stock held of record in the name of any person as trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting.

                    4. Notwithstanding anything in this paragraph A to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

                         a. any event that occurred prior to May 30, 1987, including contracts providing for options, rights of first refusal and similar arrangements, in existence on such date to which any holder of shares of stock is a party;

                         b. any transfer of any interest in shares of stock pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing paragraph A;

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                         c.   any change in the beneficiary  of  any trust,
               or any distribution of a share of stock from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specified age, or the creation or termination of any guardianship or custodian arrangement; or

                         d.   any  appointment  of   a  successor  trustee,
               agent, guardian or custodian with respect to a share of stock.

                    5. For purposes of this paragraph A, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Corporation. Written procedures designed to facilitate such determinations shall be established by the Corporation and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Corporation and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of a share of stock coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Corporation nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of a share of stock.

                    6. Each share of Common Stock acquired by reason of any stock split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the share of Common Stock, with respect to which such share of Common Stock was distributed, was acquired.

                    7. Each share of Common Stock acquired upon conversion of the outstanding Series A and H Preferred Stock of the Corporation ("Convertible Stock") shall be deemed to have been beneficially owned by the same person continuously from the date on which such person acquired the Convertible Stock converted into such share of Common Stock.

                    8. Where a holder beneficially owns shares having ten votes per share and shares having one vote per share, and transfers beneficial ownership of less than all of the shares held, the shares transferred shall be deemed to consist, in the absence of evidence to the contrary, of the shares having one vote per share.

                    9. Shares of Common Stock held by the Corporation's employee benefit plans will be deemed to be beneficially owned by such plans regardless of how such shares are allocated to or voted by participants, until the shares are actually distributed to participants.

                    10. Each share of Common Stock, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical to all other shares of Common Stock in all other respects.

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                    11.  Each  share of Voting Preferred Stock, whether  at
          any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical in all other respects to all other shares of Voting Preferred Stock in the same designated series.

                    12. Each share of Common Stock issued by he Corporation in a business combination transaction shall be deemed to have been beneficially owned by the person who received such share in the transaction continuously for the shortest period, as determined in good faith by the Board of Directors, that would be permitted for the transactions to be accounted for as a pooling of interests, provided that the Audit Committee of the Board of Directors has made a good faith determination that (i) such transaction has a bona fide business purpose, (ii) it is in the best interests of the Corporation and its shareholders that such transaction be accounted for as a pooling of interests under generally accepted accounting principles and (iii) such issuance of Common Stock does not have the effect of nullifying or materially restricting or disparately reducing the per share voting rights of holders of an outstanding class or classes of voting stock of the Corporation. Notwithstanding the foregoing, the Corporation shall not issue shares in a business combination transaction if such issuance would result in a violation of Rule 19c-4 under the Securities Exchange Act of 1934 and nothing herein shall be interpreted to require the Corporation to account for any business combination transaction in any particular manner.

               B.   Issuance of Preferred Stock.   1.   The Preferred Stock
          may be issued from time to time in one or more series.

                    2.   In respect to any series of Preferred  Stock,  the
          Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. In addition thereto the Board of Directors shall have such other powers with respect to the Preferred Stock and any series thereof as shall be permitted by applicable law.

                    3. No full dividend for any quarterly dividend period may be declared or paid on shares of any series of Preferred Stock unless the full dividend for that period shall be concurrently declared or paid on all series of Preferred Stock outstanding in accordance with the terms of each series. If there are any accumulated dividends accrued or in arrears on any share of any series of Preferred Stock those dividends shall be paid in full before any full dividend shall be paid on any other series of Preferred Stock. If less than a full dividend is to be

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          paid, the  amount  of  the  dividend  to  be distributed shall be divided among the shares of Preferred Stock for which dividends are accrued or in arrears in proportion to the aggregate amounts which would be distributable to those holders of Preferred Stock if full cumulative dividends had previously been paid thereon in accordance with the terms of each series.

               C. Non-Assessability; Transfers. The stock of this Corporation shall be fully paid and non-assessable when issued, shall be represented by certificates, and shall be personal property. No transfer of the said stock shall be binding upon this Corporation unless said transfer is made in accordance with this charter and the by-laws of this Corporation and recorded in the books thereof.

               D. Pre-emptive Rights. No stockholder shall have any pre-emptive right to subscribe to any or all additions to the stock of this Corporation.

               E.   Series A Preferred Stock.   Preferred  Stock,  Series A
          ("Series  A Shares") shall consist of 160,560 shares of Preferred
          Stock.

                    1. Holders of the outstanding Series A Shares shall be entitled to one vote per share thereof, voting with holders of shares of Common Stock and with holders of other voting shares of Preferred Stock as a single class, except as to those matters on which holders of Preferred Stock or a particular series thereof are required by applicable law to vote separately; and shall be entitled to receive, out of any funds legally available therefor, dividends at the rate of 6-1/8% per annum of the par value thereof, and no more, payable in cash quarterly on the last day of March, June, September and December, in each year when and as declared by the Board of Directors of the Corporation; provided that, if the Net Earnings per share of Common Stock of this Corporation reaches $1.50 for the preceding calendar year, the annual dividend rate shall be 7-1/8% thereafter; and further provided that, if the Net Earnings per share of Common Stock reaches $2.00 for the preceding calendar year, the annual dividend rate shall be 8-1/8% thereafter. For purposes hereof, "Net Earnings per share of Common Stock" shall be computed on a fully diluted basis in accordance with Release No. 15, as amended from time to time by the Accounting Principles Board (or any successor thereto) of the American Institute of Certified Public Accountants. Dividends shall accrue on each share of Series A from the date of its original issuance and shall accrue from day to day, whether or not earned or declared. Dividends shall be cumulative so that if dividends in respect of any previous quarterly dividend period at the prescribed rate per annum shall not have been paid on or declared and set apart from all Series A Shares at the time outstanding, the deficiency shall be fully paid on or declared and set apart for said shares before any dividend or other distribution shall be paid on or declared or set apart for shares of Common Stock.

                    2. In the event of a liquidation, dissolution or winding up of this Corporation, the holders of Series A Shares shall be entitled to receive, pro rata with all other holders of Preferred Stock of whatever series, to the extent available out of the assets of this Corporation whether such assets are capital

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          or surplus of  any  nature,  an  amount equal to the par value of such Preferred Stock, and in addition thereto, a further amount equal to the dividends unpaid and accumulated thereon, to the date that payment is made available to the holders of Preferred Stock, whether earned or declared or not, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock.

                         A consolidation or merger of this Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up, within the meaning of this paragraph.

                    3.   If  the average daily market price  per  share  of
          this Corporation's Common Stock maintains a level of $17.13 or higher for a period of at least ninety consecutive days, thereafter this Corporation, at the option of the Board of Directors, may at any time or from time to time redeem the whole or any part of the outstanding Series A Shares by paying in cash therefor twenty five dollars ($25.00) per share and, in addition to the aforementioned amount, an amount in cash equal to all dividends thereon unpaid and accumulated as provided in (1) of this Paragraph E, whether earned or declared or not, to and including the date fixed for redemption, such sum being hereinafter sometimes referred to as the redemption price. In case of the redemption of a part only of the outstanding Series A Shares, this Corporation shall designate by lot, in such manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Less than all of the Series A Shares at any time outstanding may not be redeemed until all dividends accrued and in arrears upon all Series A Shares outstanding shall have been paid for all past dividend periods, and until full dividends for the then current dividend period on all Series A Shares then outstanding, other than the shares to be redeemed, shall have been paid or declared and the full amount thereof set apart for payment. At least thirty (30) days' previous notice by mail, postage prepaid, shall be given to the holders of record of the Series A Shares to be redeemed, such notice to be addressed to each shareholder at his post office address as shown by the records of this Corporation. On or after the date fixed for redemption and stated in such notice, each holder of Series A Shares called for redemption shall surrender his certificate evidencing such shares to this Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available thereof, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall cease to accrue after the date fixed for redemption and all rights with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates thereof.

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                         If, on or prior to any date  fixed  for redemption
          of Series A Shares, this Corporation deposits, with any bank or trust company, as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice or redemption thereof if such notice shall not previously have been given by this Corporation, or to complete the giving if such notice is theretofore commenced, and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall cease to accrue after the date fixed for redemption. The deposit shall be deemed to constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall be deemed to be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor, and the right to convert said shares as provided herein at any time up to but not after the close of business on the day prior to the
          date fixed for redemption of such shares.   Any  moneys deposited
          on account of the redemption price of Series A Shares converted subsequent to the making of such deposit shall be repaid to the Corporation forthwith upon the conversion of such Series A Shares.

                    4.   The   holders   of  Series  A  Shares  shall  have
          conversion rights as follows:

                         a. The Series A Shares shall be convertible, at the option of the respective holders thereof, at any time prior to the day prior to such date, if any, as may have been fixed for the redemption thereof in any notice of redemption given as provided in (3) hereof, at the office of the Corporation or any transfer agent for such shares, into fully paid and non-assessable shares (calculated to the nearest whole share, fractions of a share being disregarded) of Common Stock of the Corporation, at conversion price in effect at the time of conversion determined as hereinafter provided, each Series A Share being taken at $25.00 for the purpose of such conversion. The price at which shares of Common Stock shall be deliverable upon conversion (herein called the "conversion price") shall be $11.42 per share until January 15, 1977, and thereafter the sum of (i) the average daily closing market price thereof during the preceding 24 months of any national securities exchange upon which said Common Stock is listed for trading or, in the absence of said listing, then as reported by the National Association of Securities Dealers, Inc., but not more than $11.42 and not less than $8.12 per share; and (ii) one-half of the difference between said average market price and $11.42 per share; provided, however, that any Series A Shares called for redemption shall be thereafter convertible, at the option of the holders thereof, at any time prior to the date fixed for redemption, into shares of

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               Common Stock, which  shall be valued at $11.42 per share for said purpose. Such conversion price shall be subject to adjustment from time to time in certain circumstances, as hereinafter provided. The Corporation shall make no payment or adjustment on account of any dividends accrued on the Series A Shares surrendered for conversion. In case of the call for redemption of any Series A Shares, the right of conversion shall terminate as to the shares designated for redemption, at the close of business on the day preceding the day fixed for redemption, unless default is made in the payment of the redemption price.

                         b. Before any holder of Series A Shares shall be entitled to convert the same to Common Stock, he shall surrender the certificates or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Shares, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state in writing therein the name or names in which he wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Shares, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled, as aforesaid. Such conversion shall be deemed to have been made as of the date of surrender of the Series A Shares to be converted, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of that Common Stock on said date.

                         c. In case the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall issue as a dividend on Common Stock such number of shares of Common Stock as shall equal 10% or more of the number of shares of Common Stock outstanding immediately prior to the issuance of such dividend, the conversion price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Corporation shall at any time combine the outstanding shares of Common Stock, the conversion price in effect immediately prior to such combination shall be
               proportionately  increased,  effective   at   the  close  of
               business on the date of such subdivision, dividend, or combination, as the case may be.

                         d. No fractional shares of Common Stock shall be issued upon the conversion of Series A Shares. If any fractional interest in a share of Common Stock would, except for the provisions of this paragraph d, be deliverable upon conversion hereunder, the Corporation shall adjust such fractional interest by rounding off said fractional interest to the nearest whole number of shares of Common Stock.

                         e. Whenever the conversion price is adjusted, as herein provided, the Corporation shall forthwith maintain at its office and file with the transfer agents for Series A Shares, if any, a statement signed by the Chairman of the Board, or the President, or a Vice President of the

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               Corporation, and by its Treasurer or an Assistant Treasurer,
               showing in detail the facts requiring such adjustment and the conversion price after such adjustment. Such transfer agents shall be under no duty or responsibility with respect to any such statement except to exhibit the same from time to time to any holder of Series A Shares desiring an inspection thereof.

                         f.   In case of any capital  reorganization or any
               reclassification of the capital stock of the Corporation or in case of the consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each Series A Share shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Share would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Shares, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon conversion of the Series A Shares.

                         g.   In case:

                           (i) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

                          (ii) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                         (iii) of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation, or conveyance of all of substantially all of the assets of the Corporation to another corporation; or

                          (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding Series A Shares, at least 10 days prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

                         h. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Shares, the full number of shares of Common Stock deliverable upon the conversion of all Series A Shares from time to time outstanding.

                         i. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Shares pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series A Shares so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                         j. All certificates of the Series A Shares surrendered for conversion shall be appropriately cancelled on the books of the Corporation, and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued Preferred Stock of the Corporation without designation as to series.

               F. Series H Preferred Stock. Preferred Stock, Series H ("Series H Series") shall consist of 20,000 shares of Preferred Stock.

                    1. Holders of the outstanding Series H Shares shall be entitled to one vote per share thereof, voting with holders of shares of Common Stock and with holders of other voting shares of Preferred Stock as a single class, except as to those matters on which holders of Preferred Stock or a particular series thereof are required by applicable law to vote separately; and shall be entitled to receive, out of any funds legally available therefor, dividends at the rate of 7% per annum of the part value thereof, and no more, payable in cash quarterly on the last day of March, June, September, and December in each year, commencing 1975, when and as declared by the Board of Directors of the Corporation. Dividends shall accrue on each share of Series H from the date of its original issuance and shall accrue from day to day, whether or not earned or declared. Dividends shall be cumulative so that if dividends in respect of any previously quarterly dividend period at the prescribed rate per annum shall not have been paid on or declared and set or apart for all Series H Shares at the time outstanding, the deficiency shall be fully paid on or declared and set apart for said shares before any dividend or other distribution shall be paid on or declared or set apart for shares of Common Stock.

                    2. In the event of a liquidation, dissolution or winding up of this Corporation, the holders of Series H Shares shall be entitled to receive, pro rata with all other holders of Preferred Stock of whatever series, to the extent available out of the assets of this Corporation, whether such assets are capital or surplus of any nature, an amount equal to the par value of such Preferred Stock, and in addition thereto, a further amount equal to the dividends unpaid and accumulated thereon, to the date that payment is earned or declared or not, and no more, before any payment shall be made or any assets distributed to the holders of Common Stock.

                         A consolidation or merger of this Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up, within the meaning of this paragraph.

                    3.   The   holders   of  Series  H  Shares  shall  have
               conversion rights as follows:

                         a. The Series H Shares shall be convertible, at the option of the respective holders thereof, at the office of the Corporation or any transfer agent for such shares, into fully paid and non-assessable shares (calculated to the nearest whole share, fractions of a share being disregarded) of Common Stock of the Corporation, at the conversion rate of one and twelve thirteenths (1-12/13ths) shares of Common Stock for each Series H Share converted.

                              Such  conversion  rate  shall  be  subject to
               adjustment from time to time in certain instances, as hereinafter provided. The Corporation shall make no payment or adjustment on account of any dividends accrued on the Series H Shares surrendered for conversion.

                         b. Before any holder of Series H Shares shall be entitled to convert the same in Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series H Shares, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state in writing therein the name or names in which he wishes the certificate or certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series H Shares, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled, as aforesaid. Such conversion shall be deemed to have been made as of the date of surrender of the Series H Shares to be converted, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of that Common Stock on said date.

                         c. In case the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall issue as a dividend on Common Stock such number of shares of Common Stock as shall equal 10% or more of the number of shares of Common Stock outstanding immediately prior to the issuance of such dividend, the conversion price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Corporation shall at any time combine the outstanding shares of Common Stock, the conversion price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                         d. No fractional shares of Common Stock shall be issued upon the conversion of Series H Shares. If any fractional interest in a share of Common Stock would, except for the provisions of this paragraph d, be deliverable upon conversion hereunder, the Corporation shall adjust such fractional interest by rounding off said fractional interest to the nearest whole number of shares of Common Stock.

                         e. Whenever the conversion is adjusted, as herein provided, the Corporation shall forthwith maintain at its office and file with the transfer agents for Series H Shares, if any, a statement signed by the Chairman of the Board, or the President, or a Vice President of the Corporation, and by its Treasurer or an Assistant Treasurer, showing in detail the facts requiring such adjustment and the conversion price after such adjustment. Such transfer agent shall be under no duty or responsibility with resect to any such statement except to exhibit the same from time to time to any holder of Series H Shares desiring an inspection thereof.

                         f.   In  case of any capital reorganization or any
               reclassification of the capital stock of the Corporation or in case of the consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each Series H Share shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series H Shares would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series H Shares, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series H Shares.

                         g.   In case:

                           (i) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

                          (ii) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                         (iii) of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation, or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

                          (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding Series H Shares, at least 10 days prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution, or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

                         h. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series H Shares, the full number of shares of Common Stock deliverable upon the conversion of all Series H Shares from time to time outstanding.

                         i. The Corporation shall pay any and all issue and other taxes that may be payable in respect to any issue or delivery of shares of Common Stock or conversion of Series H Shares pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Series H Shares so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                         j. All certificates of the Series H Shares surrendered for conversion shall be appropriately cancelled on the books of the Corporation, and the shares so converted represented by such certificates shall be restored to the status of authorized but unissued Preferred Stock of the Corporation without designation as to series.

               G. Series K Preferred Stock. The Corporation's 5% Cumulative Convertible Series K Preferred Stock ("Series K Shares") shall consist of 75,000 shares of Preferred Stock having the preferences, limitations and relative rights set forth below.

                    1. Holders of the Series K Shares shall be entitled to cast one vote per share, voting with holders of shares of Common Stock and with holders of other series of voting preferred stock as a single class on any matter to come before a meeting of the shareholders, except with respect to the casting of ballots on those matters as to which holders of Preferred Stock or a particular series thereof are required by law to vote separately.

                    2. The Series K Shares shall, with respect to dividend rights and rights upon liquidation, dissolution and winding up, rank prior to the Common Stock and pari passu with respect to the Series A Shares and Series H Shares. All equity securities of the Corporation as to which the Series K Shares rank prior, whether with respect to dividends or upon liquidation, dissolution or winding-up or otherwise, including the Common Stock, are collectively referred to herein as the "Junior Securities"; all equity securities of the Corporation as to which the Series K Shares rank pari passu, including the Series A Shares and Series H Shares, are collectively referred to herein as the "Parity Securities"; and all other equity securities of the Corporation (other than convertible debt securities) as to which the Series K Shares ranks junior are collectively referred to herein as the "Senior Securities." The preferences, limitations and relative rights of the Series K Shares shall be subject to the preferences, limitations and relative rights of any Junior Securities, Parity Securities or Senior Securities issued after the Series K Shares.

                    3. The holders of Series K Shares shall have the following dividend rights:

                         a. The holders of record of the Series K Shares shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, an annual cash dividend of $1.25 on each Series K Share, payable quarterly on each March 31, June 30, September 30 and December 31 on which any Series K Shares shall be outstanding (each a "Dividend Due Date"), commencing on the last day of the calendar quarter in which a wholly-owned subsidiary of the Corporation merges with and into Kingsley Telephone Company. Dividends on each Series K Share shall accrue and be cumulative from and after the date of issuance of such Series K Share and dividends payable for any partial quarterly period shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months. Dividends shall be payable to the holders of record as they appear on the Corporation's stock transfer books at the close of business on the record date for such payment, which the Board of Directors shall fix not more than 60 days or less than 10 days preceding a Dividend Due Date. Holders of the Series K Shares shall not be entitled to any dividends, whether paid in cash, property or stock, in excess of the cumulative dividends as provided in this paragraph (a) and shall not be entitled to any interest thereon.

                         b. Unless all cumulative dividends accrued on the Series K Shares have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment through the most recent Dividend Payment Date, then (i) except as provided in the last sentence of this paragraph, no dividend or other distribution shall be declared or paid or set apart for payment on any Parity Securities, (ii) no dividend or other distribution shall be declared or paid or set aside for payment upon the Junior Securities (other than a dividend or distribution paid in shares of, or warrants, rights or options exercisable for or convertible into, Junior Securities) and (iii) no Junior
               Securities shall be redeemed, purchased or otherwise acquired for any consideration, nor shall any monies be paid to or made available for a sinking fund for the redemption of any Junior Securities, except by conversion of Junior Securities into, or by exchange of Junior Securities for, other Junior Securities. If accrued dividends are not paid or set apart with respect to the Series K Shares and all other Parity Securities in full, all dividends declared with respect to such securities shall be declared pro rata on a share-by-share basis among all Series K Shares and Parity Securities outstanding at the time.

                    4. The holders of Series K Shares shall have the following conversion rights:

                         a.   Subject  to  the  rights  of  the Corporation
               specified in paragraph (b) below, each Series K Share shall be convertible, at any time, at the option of the holder thereof into that number of fully paid and nonassessable shares of the Common Stock obtained by dividing $25.00 by the Conversion Price then in effect under the terms of this subsection (4). Unless and until changed in accordance with the terms of this subsection (4), the Conversion Price shall be $25.33. In order for a holder of the Series K Shares to effect such conversion, the holder shall deliver to Society Shareholder Services, Inc., Dallas Texas, or such other agent as may be designated by the Board of Directors as the transfer agent for the Series K Shares (the "Transfer Agent"), the certificates representing such shares in accordance with paragraph (c) below accompanied by written notice jointly addressed to the Corporation and the Transfer Agent that the holder thereof elects to convert such shares or a specified portion thereof. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates representing the Series K Shares being converted shall have been delivered to the Transfer Agent in accordance with each term and condition of paragraph (c) below, accompanied by the written notice jointly addressed to the Corporation and the Transfer Agent of such conversion (the "Optional Conversion Date"), and the person or persons in whose names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby at such time. As of the close of business on the Optional Conversion Date, the Series K Shares shall be deemed to cease to be outstanding and all rights of any holder thereof shall be extinguished except for the rights arising under the Common Stock issued in exchange therefor and the right to receive accrued and unpaid dividends on such Series K Shares through the Optional Conversion Date on the terms specified in paragraph
               (d) below.

                         b.   At   any   time   after  July  1,  1997,  the
               Corporation, at its option, shall be entitled to convert, in whole but not in part, each outstanding Series K Share into that number of fully paid and nonassessable shares of Common Stock obtained by dividing $25.00 by the Conversion Price then in effect. In order to effect such conversion, the Corporation shall mail notice to each record holder of the Series K Shares at least 30 but not more than 60 days prior to the date fixed for such conversion (the "Mandatory Conversion Date" and together with the Optional Conversion Date, the "Conversion Date"). Each notice shall specify the Mandatory Conversion Date and the Conversion Price then in effect. Any notice mailed in such manner shall be conclusively deemed to have been duly given regardless of whether such notice is in fact received. Upon receipt of such notice, the holder of Series K Shares shall promptly surrender to the Transfer Agent in accordance with paragraph
               (c) below the certificate representing the converted Series K Shares. In order to facilitate the conversion of the Series K Shares, the Board of Directors may fix a record date for the determination of the holders of the Series K Shares, which shall not be more than 60 days prior to the Mandatory Conversion Date. As of the close of business on the Mandatory Conversion Date, the Series K Shares shall be deemed to cease to be outstanding and all rights of any holder thereof shall be extinguished except for the rights arising under the Common Stock issued in exchange therefore and the right to receive accrued and unpaid dividends on such Series K Shares through the Mandatory Conversion Date on the terms specified in paragraph (d) below; provided, however, that no certificates representing such Common Stock shall be issued and no dividends or other distributions shall be payable with respect to such Common Stock, until the certificates representing the Series K Shares have been surrendered to the Transfer Agent in accordance with paragraph (c) below.

                         c. In connection with surrendering to the Transfer Agent the certificates representing (or formerly representing) Series K Shares, the holder shall furnish the Transfer Agent with transfer instruments satisfactory to the Corporation and sufficient to transfer the Series K Shares being converted to the Corporation free of any adverse interest or claims. As promptly as practicable after the surrender of the Series K Shares in accordance with this paragraph and any other requirement under this subsection
               (4), the Corporation, acting directly or through the Transfer Agent, shall issue and deliver to such holder certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions hereof (along with any interest payment specified in paragraph (a) or (b) above and cash payment in lieu of fractional shares specified in paragraph (e) below). Certificates will be issued for the balance of any remaining Series K Shares in any case in which fewer than all of the Series K Shares are converted. Any conversion under paragraph (a) or (b) shall be effected at the Conversion Price in effect on the Conversion Date.

                         d. If the Conversion Date with respect to any Series K Share occurs after any record date with respect to the payment of a dividend on the Series K Shares (the "Dividend Record Date") and on or prior to the Dividend Due Date, then (i) the dividend due on such Dividend Due Date shall be payable to the holder of record of such share as of the Dividend Record Date and (ii) the dividend that accrues from the close of business on the Dividend Record Date through the Conversion Date shall be payable to the holder of record of such share as of the Conversion Date. Except as provided in this subsection (4), no payment or adjustment shall be made in connection with any conversion on account of any dividends accrued on Series K Shares surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                         e. No fractional interest in a share of Common Stock shall be issued by the Corporation upon the conversion of any Series K Share. In lieu of any such fractional interest, the holder that would otherwise be entitled to such fractional interest shall receive a cash payment (computed to the nearest cent) equal to such fraction multiplied by the market value of a share of Common Stock, which shall be deemed to equal the last reported per share sale price of Common Stock on the New York Stock Exchange ("NYSE") (or, if the Common Stock is not then traded on the NYSE, then the last reported per share sale price on such other national securities exchange on which the Common Stock is listed or admitted to trading or, if not then listed or admitted to trading on any national securities exchange, then the last quoted bid price in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of securities prices) on the Trading Day (as defined below) immediately prior to the Conversion Date. As used in this subsection
               (4), the term "Trading Day" means (i) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business, or (ii) if the Common Stock is not so listed or admitted for trading but is quoted by NASDAQ or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system.

                         f. The Conversion Price shall be adjusted from time to time as follows:

                              (i) If the Corporation shall pay or make a dividend or other distribution on any class of capital stock of the Company in the form of Common Stock, then the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the aggregate number of shares of Common Stock that would be outstanding if such dividend or other distribution were effected as of such date. For the purposes of this subparagraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation.

                              (ii) If  the  Corporation shall issue rights,
                    warrants or other securities convertible into Common Stock to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in subparagraph (vi) below) of the Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, warrants or convertible securities, then the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase. For the purposes of this subparagraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation.

                              (iii)If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be reduced proportionately in the manner provided in subparagraph (i) above, and, conversely, if the outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common
                    Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.

                              (iv) If the Corporation shall, by dividend or
                    otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or cash or other assets (excluding any dividend or distribution referred to in subparagraph (i) above, any rights, warrants or convertible securities referred to in subparagraph (ii) above, and any dividend payable solely in cash from the earnings of the Corporation), then in each case the Conversion Price shall be adjusted so that the Conversion Price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the record date for the determination of holders of Common Stock entitled to receive such distribution by a fraction the numerator of which shall be the current market price per share (determined as provided in subparagraph (vi) below) of the Common Stock on such record date less the then fair market value per share (determined solely by the Board of Directors and described in a statement filed with the Transfer Agent) of the cash or other assets or evidences of indebtedness so distributed (and for which an adjustment to the Conversion Price has not previously been made pursuant to the terms of this paragraph (f)) applicable to one share of Common Stock and the denominator of which shall be such current market price per share of the Common Stock.

                              (v)  The  reclassification  of  Common  Stock
                    into securities, including securities other than Common Stock (other than any reclassification upon a consolidation, merger or statutory share exchange to which subparagraph (ix) below applies), shall be deemed to involve (A) a distribution of such securities other than Common Stock to all holders of Common Stock and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of subparagraph (ii) above, and (B) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (iii) above.

                              (vi) For the purpose of any computation under
                    subparagraphs (ii) and (iv) above, the current market price per share of Common Stock on any day shall be deemed to be the average of the last reported sale price for the 20 consecutive Trading Days selected by the Board of Directors commencing no more than 30 Trading Days before and ending no later than the day before the day in question on the NYSE (or, if the Common Stock is not then traded on the NYSE, then the last reported sale price on such other national securities exchange on which the Common Stock is listed or admitted to trading or, if not then listed or admitted to trading on any national securities exchange, then the last quoted bid price in the over-the-counter market as reported by NASDAQ or any similar system of automated dissemination of securities prices).

                              (vii)No adjustment  in  the  Conversion Price
                    shall be required unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this subparagraph (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided, further, that any adjustment shall be made in accordance with the provisions of this paragraph (f) (other than this subparagraph (vii)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of shares of Common Stock. Anything in this subparagraph (vii) to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this paragraph (f), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision or combination of shares, distribution of capital stock or rights or warrants to purchase stock or securities, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from retained earnings) hereafter made by the Corporation to its shareholders be a tax-free distribution for federal income tax purposes. All calculations shall be made to the nearest cent.

                              (viii)Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly deliver to the Transfer Agent an officer's certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall constitute conclusive evidence, absent manifest error, of the correctness of such adjustment. Promptly after delivery of such certificate, the Corporation shall prepare and mail a notice to each holder of Series K Shares at each such holder's last address as the same appears on the books of the Corporation, which notice shall set forth the Conversion Price and a brief statement of the facts requiring the adjustment.

                              (ix) If  the Corporation shall be a party  to
                    any transaction, including, without limitation, a merger, consolidation or statutory share exchange but excluding a reincorporation merger and any transaction as to which subparagraphs (i) through (v) apply, in which shares of Common Stock shall be converted into the right to receive securities, cash or other property (or any combination thereof) (each of the foregoing being referred to herein as a "Transaction"), then each holder of Series K Shares outstanding shall have the right thereafter to convert such shares only into the kind and amount of securities, cash and other property receivable in connection with such Transaction by a holder of the number of shares of Common Stock into which such Series K Shares might have been converted immediately prior to such Transaction, assuming such holder of Common Stock (A) is not an entity with which the Corporation consolidated, into which the Corporation merged, that merged into the Corporation, that engaged in a share exchange, or to which such sale or transfer was made, as the case may be (a "constituent entity"), or an affiliate of a constituent entity, (B) did not exercise dissenters' rights with respect to such Transaction and (C) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable in connection with such Transaction (provided that if the kind or amount of securities, cash and other property receivable in connection with such Transaction is not the same for each share of Common Stock held immediately prior to such Transaction by holders other than a constituent entity or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subparagraph (ix) the kind and amount of securities, cash and other property receivable in connection with such Transaction by each non-electing share shall be deemed to be the kind and amount so receivable per share by all or a plurality of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of Series K Shares so that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares. Any such adjustment shall be evidenced by a certificate of independent public accountants and a notice of such adjustment filed and mailed in the manner set forth in subparagraph (viii) above, and each containing the information set forth in such subparagraph (viii); and any adjustment so certified shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The above provisions shall similarly apply to successive Transactions.

                              (x)  For  purposes  of  this  paragraph  (f),
                    "Common Stock" includes any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation. However, subject to the provisions of subparagraph (ix) above, shares issuable on conversion of Series K Shares shall include only shares of the class designated as Common Stock of the Corporation on the date of the initial issuance of Series K Shares by the Corporation, or shares of any class or classes resulting from any reclassification thereof that have no preference in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                         g. The Corporation shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issuance or delivery of shares of Common Stock in connection with conversions of Series K Shares pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock in a name other than that of the record holder of the Series K Shares to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                         h. The Corporation covenants that (A) all shares of Common Stock that may be issued upon conversions of Series K Shares will upon issuance be duly and validly issued, fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights, and (B) it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common stock held in its treasury, or both, for the purpose of effecting conversions of Series K Shares, the whole number of shares of Common Stock deliverable upon the conversion of all outstanding Series K Shares.

                    5. The holders of Series K Shares shall have the following liquidation rights and preferences:

                         a. Upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation (for the purposes of this subsection (5), a "Liquidation"), the holder of each Series K Share then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount equal to $25.00 per share plus all dividends (whether or not declared or due) accrued and unpaid on such share through the date fixed for the distribution of assets of the Corporation to the holders of Series K Shares. With respect to the distribution of the Corporation's assets upon a Liquidation, the Series K Shares shall rank prior to Junior Securities, pari passu with the Parity Securities and junior to the Senior Securities.

                         b. If upon any Liquidation of the Corporation, the assets available for distribution to the holders of Series K Shares and any Parity Securities then outstanding shall be insufficient to pay in full the liquidation distributions to the holders of the outstanding Series K Shares and Parity Securities in accordance with the terms of these Articles of Incorporation, then the holders of such shares shall share ratably in such distribution of assets.

                         c. Neither the voluntary sale, conveyance, lease, pledge, exchange or transfer of all or substantially all the property or assets of the Corporation, the merger or consolidation of the Corporation into or with any other corporation, the merger of any other corporation into the Corporation, a statutory share exchange with any other corporation, nor any purchase or redemption of some or all of the shares of any class or series of stock of the Corporation, shall be deemed to be a Liquidation of the Corporation for the purposes of this subsection (5) (unless in connection therewith the Liquidation of the Corporation is specifically approved).

                         d. The holder of any Series K Shares shall not be entitled to receive any payment owed for such shares under this subsection (5) until such holder shall cause to be delivered to the Corporation the certificate or certificates representing such Series K Shares and transfer instruments satisfactory to the Corporation and sufficient to transfer such Series K Shares to the Corporation free of any adverse interest or claim. No interest shall accrue on any payment upon Liquidation.

                         e. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Series K Shares will not be entitled to any further participation in any distribution of assets by the Corporation.

                    6. The Series K Shares is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

               H. Junior Preferred Stock. Series AA Junior Participating Preferred Stock (the "Junior Preferred Stock") shall consist of 200,000 shares of Preferred Stock, $25 par value.

                    1. The rights of the holders of Junior Preferred Stock to dividends and distributions shall be as follows:

                         a.   Subject  to  the  provisions  for  adjustment
               hereinafter set forth, the holders of shares of Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, (i) cash dividends in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount of all cash dividends declared or paid on the Common Stock, and (ii) a preferen-tial cash dividend ("Preferential Dividends"), if any, on the 15th day of March, June, September, and December of each year or, if such 15th day is not a business day, on the bus-iness day immediately preceding such 15th day (each a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount equal to $21.00 per share of Junior Preferred Stock less the per share amount of all cash dividends declared on the Junior Preferred Stock pursuant to clause
               (i) of this sentence since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issu-ance of any share or fraction of a share of Junior Preferred Stock. In the event this Corporation shall, at any time af-ter the issuance of any share or fraction of a share of Junior Preferred Stock, make any distribution on the shares of Common Stock, whether by way of a dividend or a reclassi-fication of stock, a recapitalization, reorganization or partial liquidation of the Corporation or otherwise, which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends subject to clause (i) of the immediately preceding sentence and other than a distribution of shares of Common Stock or other capital stock of this Corporation and other than a distribution of rights or warrants to acquire any such share, including any debt security convertible into or exchangeable for any such share, at a price less than the Current Market Price of such share), then and in each such event this Corporation shall simultaneously pay on each then outstanding share of Junior Preferred Stock a distribution, in like kind, of 100 times (subject to the provisions for adjustment hereinafter set forth) such distribution paid on a share of Common Stock. The dividends and distributions on the Junior Preferred Stock to which holders thereof are entitled pursuant to clause (i) of the first sentence of this paragraph and pursuant to the second sentence of this paragraph are hereinafter referred to as "Participating Dividends," and the multiple of such cash and non-cash dividends on the Common Stock applicable to the determination of the
               Participating Dividends, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple." In the event this Corporation shall at any time after November 28, 1986 declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of Participating Dividends which holders of shares of Junior Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                         b. This Corporation shall declare each Participating Dividend at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid. No cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid shall be paid or set aside for payment on the Common Stock unless a Participating Dividend in respect of such dividend or distribution on the Common Stock shall be simultaneously paid, or set aside for payment, on the Junior Preferred Stock.

                         c. Preferential Dividends shall begin to accrue on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of any shares of Junior Preferred Stock. Accrued but unpaid Preferential Dividends shall cumulate but shall not bear interest. Preferential Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

                    2. The holders of shares of Junior Preferred Stock shall have the following voting rights:

                         a. Subject to the provisions for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of this Corporation. The number of votes which a holder of Junior Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple." In the event this Corporation shall at any time after November 28, 1986 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Junior Preferred Stock shall be entitled after such event shall be the Voting Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the num-ber of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                         b. Except as otherwise provided herein or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of this Corporation.

                         c. The holder of a fractional share of Junior Preferred Stock may vote any such fractional share in increments of 1/100 of a share on all matters submitted to a vote of the shareholders of this Corporation such that the holder of a fractional share of Junior Preferred Stock may cast one vote for each one hundredth of a share of Junior Preferred Stock held of record by him.

                         d. In the event that the Preferential Dividends accrued on the Junior Preferred Stock for four or more quarterly dividend periods, whether consecutive or not, shall not have been declared and paid or set apart for payment, the holders of record of the Junior Preferred Stock shall have the right, at the next meeting of shareholders called for the election of directors, voting as a class to elect two members to the Board of Directors, which directors shall be in addition to the number provided for under the By-laws prior to such event, to serve until the next Annual Meeting and until their successors are elected and qualified or their earlier resignation, removal or incapacity or until such earlier time as all accrued and unpaid Preferential Dividends upon the outstanding shares of Junior Preferred Stock shall have been paid (or set aside for payment) in full. The holders of shares of Junior Preferred Stock shall continue to have the right to elect directors as provided by the immediately preceding sentence until all accrued and unpaid Preferential Dividends upon the outstanding shares of Junior Preferred Stock shall have been paid (or set aside for payment) in full. Such directors may be removed and replaced by such shareholders, and vacancies in such direc-torships may be filled only by such shareholders (or by the remaining director elected by such shareholders, if there be one) in the manner permitted by law; provided, however, that any such action by shareholders shall be taken at a meeting of shareholders and shall not be taken by written consent thereof.

                         e. Except as otherwise required by law or set forth herein, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

                    3. This Corporation shall abide by the following restrictions:

                         a. Whenever Preferential Dividends or Participating Dividends are in arrears or this Corporation shall be in default in payment thereof, thereafter and until all accrued and unpaid Preferential Dividends and Participating Dividends, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid or set aside for payment in full, and in addition to any and all other rights which any holder of shares of Junior Preferred Stock may have in such circumstances, the Corporation shall not:

                              (i)  declare or pay dividends  on,  make  any
                    other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to, the Junior Preferred Stock;

                              (ii) declare or pay  dividends on or make any
                    other distributions on any shares of stock ranking on a parity as to dividends with the Junior Preferred Stock, unless dividends are paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                              (iii)except as permitted by subparagraph (iv)
                    below, redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, provided that this Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon liquidation, dissolution or winding up) to the Junior Preferred Stock; or

                              (iv) purchase   or  otherwise   acquire   for
                    consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity with the Junior Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the
                    Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                         b. This Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph
               (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

                         c. This Corporation shall not issue any shares of Junior Preferred Stock except upon exercise of Rights issued pursuant to that certain Rights Agreement dated as of November 17, 1986 between the Corporation and the Rights Agent named therein (the "Rights Agreement"), a copy of which is on file with the Secretary of the Corporation at its principal executive office and shall be made available to shareholders of record without charge upon written request therefor addressed to said Secretary. Notwithstanding the foregoing sentence, nothing contained in the provisions hereof shall prohibit or restrict this Corporation from issuing for any purpose any series of preferred stock with rights and privileges similar to, different from, or greater than, those of the Junior Preferred Stock.

                    4. Any shares of Junior Preferred Stock purchased or otherwise acquired by this Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. This Corporation shall cause all such shares upon their retirement and cancellation to become authorized but unissued shares of preferred stock, without designation as to series, and such shares may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors.

                    5. Upon any voluntary or involuntary liquidation, dissolution or winding up of this Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior to the Junior Preferred Stock (upon liquidation, dissolution or winding up) unless the holders of shares of Junior Preferred Stock shall have received, subject to adjustment as hereinafter provided, the greater of either (i) $8,500 per share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the amount equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or
          (b) to the holders of stock ranking on a parity upon liquidation, dissolution or winding up with the Junior Preferred Stock, unless simultaneously therewith distributions are made ratably on the Junior Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Junior Preferred Stock are entitled under clause (a)(i) of this sentence and to which the holders of such parity shares are entitled, in each case upon such liquidation, dissolution or winding up. The amount to which holders of Junior Preferred Stock shall be entitled upon liquidation, dissolution or winding up of this Corporation pursuant to clause (a)(ii) of the foregoing sentence is hereinafter referred to as the "Participating Liquidation Amount" and the multiple of the amount to be distributed to holders of shares of Common Stock upon the liquidation, dissolution or winding up of this Corporation applicable pursuant to said clause to the determination of the Participating Liquidation Amount, which shall be 100 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Liquidation Multiple." In the event this Corporation shall at any time after November 28, 1986 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Liquidation Multiple therefor applicable to the determination of the Participating Liquidation Amount to which holders of Junior Preferred Stock shall be entitled after such event shall be the Liquidation Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                    6. The holders of shares of Junior Preferred Stock shall have the following rights:

                         a. In the event that holders of shares of Common Stock of this Corporation receive after November 28, 1986 in respect of their shares of Common Stock any share of capital stock of this Corporation (other than any share of Common Stock of the Corporation), whether by way of reclassification, recapitalization, reorganization, dividend or other distribution or otherwise ("Transaction"), then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of this Corporation of the shares of Junior Preferred Stock shall be adjusted so that after such event the holders of Junior Preferred Stock shall be entitled, in respect of each share of Junior Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such adjustment, to (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such Transaction multiplied by the additional dividends which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock, (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such Transaction multiplied by the additional voting rights which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Transaction of such capital stock and (iii) such additional distributions upon liquidation, dissolution or winding up of this Corporation as equal the Liquidation Multiple in effect immediately prior to such Transaction multiplied by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of this Corporation by virtue of the receipt in the Transaction of such capital stock, as the case may be, all as provided by the terms of such capital stock.

                         b. In the event that holders of shares of Common Stock of this Corporation receive after November 28, 1986 in respect of their shares of Common Stock any right or warrant to purchase Common Stock (including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for Common Stock) at a purchase price per share less than the Current Market Price (as hereinafter defined) of a share of Common Stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of this Corporation of the shares of Junior Preferred Stock shall each be adjusted so that after such event the Dividend Multiple, the Vote Multiple and the Liquidation Multiple shall each be the product of the Dividend Multiple, the Vote Multiple and the Liquidation Multiple, as the case may be, in effect immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock which could be acquired upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased, at the Current Market Price of the Common Stock at the time of such issuance, by the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

                         c.   In the event that holders of shares of Common
               Stock of this Corporation receive after November 28, 1986 in respect of their shares of Common Stock any right or warrant to purchase capital stock of this Corporation (other than shares of Common Stock), including as such a right, for all purposes of this paragraph, any security convertible into or exchangeable for capital stock of this Corporation (other than Common Stock), at a purchase price per share less than the Current Market Price of such shares of capital stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon liquidation, dissolution or winding up of this Corporation of the shares of Junior Preferred Stock shall each be adjusted so that after such event each holder of a share of Junior Preferred Stock shall be entitled, in respect of each share of Junior Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such event, to receive (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such event multiplied, first, by the additional dividends to which the holder of shares of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction (as hereinafter defined) and (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such event multiplied, first, by the additional voting rights to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction and (iii) such additional distributions upon liquidation, dissolution or winding up of this Corporation as equal the Liquidation
               Multiple in effect immediately prior to such event multiplied, first, by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of this Corporation upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction. For purposes of this paragraph, the "Discount Fraction" shall be a fraction, the numerator of which shall be the difference between the Current Market Price (as hereinafter defined) of a share of the capital stock subject to a right or warrant distributed to the holders of shares of Common Stock of this Corporation as contemplated by this paragraph immediately after the distribution thereof and the purchase price per share for such share of capital stock pursuant to such right or warrant and the denominator of which shall be the Current Market Price of a share of such capital stock immediately after the distribution of such right or warrant.

                         d.   For   purposes   of  this  Section  (6),  the

               "Current Market Price" of a share of capital stock of this Corporation (including a share of Common Stock) on any date shall be deemed to be the average of the daily closing prices per share thereof over the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that, in the event that such Current Market Price of any such share of capital stock is determined during a period which includes any date that is within 30 Trading Days after the ex-dividend date for (i) a dividend or distribution on stock payable in shares of such stock or securities convertible into shares of such stock, or (ii) any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Current Market Price shall be appropriately adjusted by the Board of Directors of this Corporation to reflect the Current Market Price of such stock to take into account ex-dividend trading. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or, if the shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of
               Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or if on any such date the shares are not quoted by any such organ-ization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares selected by the Board of Directors of this Corporation. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares are listed or admitted to trading is open for the transaction of business or, if the shares are not listed or admitted to trading on any national securities exchange, on which the New York Stock Exchange or such other national securities exchange as may be selected by the Board of Directors of this Corporation is open. If the shares are not publicly held or not so listed or traded on any day within the period of 30 Trading Days applicable to the determination of Current Market Price thereof as aforesaid, "Current Market Price" shall mean the fair market value thereof per share as determined in good faith by the Board of Directors of this Corporation. In either case referred to in the foregoing sentence, the determination of Current Market Price shall be described in a statement filed with the Secretary of the Corporation.

                    7. In case this Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each outstanding share of Junior Preferred Stock shall at the time be similarly exchanged for or changed into the aggregate amount of stock, securities, cash and/or other property (payable in like kind), as the case may be, for which or into which each share of Common Stock is changed or exchanged multi-plied by the highest of the Vote Multiple, the Dividend Multiple or the Liquidation Multiple in effect immediately prior to such event.

                    8. Adjustments to the Junior Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs. This Corporation shall give prompt written notice to each holder of a share of Junior Preferred Stock of the effect of any adjustment to the voting rights, dividend rights or rights upon liquidation, dissolution or winding up of this Corporation of such shares re-quired by the provisions hereof. Notwithstanding the foregoing sentence, the failure of this Corporation to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

                    9. The shares of Junior Preferred Stock shall not be redeemable at the option of this Corporation or any holder there-of. Notwithstanding the foregoing sentence of this Section, this Corporation may acquire shares of Junior Preferred Stock in any other manner permitted by law, the provisions hereof and the Articles of Incorporation of the Corporation.

                    10. Unless otherwise provided in these Articles of Incorporation, the Junior Preferred Stock shall rank junior to all other series of the Corporation's preferred stock (as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up) and senior to the Common Stock.

                    11. The provisions of this Section of the Articles of Incorporation shall not be amended in any manner which would materially affect the rights, privileges or powers of the Junior Preferred Stock without, in addition to any other vote of shareholders required by law, the affirmative vote of the holders of eighty percent or more of the outstanding shares of Junior Preferred Stock, voting together as a single class.

                                      ARTICLE IV
                        Exculpation of Directors and Officers

               No director or officer of the Corporation shall be liable to the Corporation or to its shareholders for monetary damages for breach of his fiduciary duty as a director or officer, provided that the foregoing provision shall not eliminate or limit the liability of a director or officer for (a) any breach of his duty of loyalty to the Corporation or its shareholders; (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) liability for unlawful distributions of the Corporation's assets to, or redemption or repurchase of the Corporation's shares from, shareholders of the Corporation, under and to the extent provided in La.R.S. 12:92D; or (d) any transaction from which he derived an improper personal benefit.

               The Board of Directors  may  (a)  cause  the  Corporation to enter into contracts with directors and officers providing for the limitation of liability set forth in this Article IV and for indemnification of directors and officers to the fullest extent permitted by law and (b) adopt by-laws or resolutions providing for indemnification of directors, officers and other persons to the fullest extent permitted by law, notwithstanding that some or all of the members of the Board of Directors acting with respect to the foregoing may be parties to such contracts or beneficiaries of such by-laws or resolutions.

               Notwithstanding any other provisions of these Articles of Incorporation, the affirmative vote of at least 80% of the total voting power shall be required to amend or repeal this Article IV, and any amendment or repeal of this Article IV shall not adversely affect any elimination or limitation of liability of a director or officer of the Corporation under this Article IV with respect to any action or inaction occurring prior to the time of such amendment or repeal.

                                      ARTICLE V
                       Survivability of Indemnification Rights

               No amendment or repeal of any by-law or resolution limiting the right to indemnification provided by such by-law or resolution shall affect any person's entitlement to indemnification whose claim thereto results from conduct occurring prior to the date of such amendment or repeal.

                                      ARTICLE VI
                                      Reversion

               Except for cash, shares or other property or rights payable or issuable to the holders of Preferred Stock, the rights to which shall be determined under applicable state law, cash, property or share dividends, shares issuable to shareholders in connection with a reclassification of stock, and the redemption price of redeemed shares, which are not claimed by the shareholder entitled thereto within one year after the dividend or redemption price became payable or the shares became issuable, despite reasonable efforts by the Corporation to pay the dividend or redemption price or deliver the certificates for the shares to such shareholders within such time, shall, at the expiration of such time, revert in full ownership to the Corporation, and the Corporation's obligation to pay such dividend or redemption price of issue such shares, as the case may be, shall thereupon cease; provided that the Board of Directors may, at any time, for any reason satisfactory to it, but need not, authorize (1) payment of the amount of any cash or property dividend or redemption price or (2) issuance of any shares, ownership of which has reverted to the Corporation pursuant to this Article VI, to the person or entity who or which would be entitled thereto had such reversion not occurred.

                                     ARTICLE VII
                           Special Meetings of Shareholders

               A majority of the total voting power of the Corporation shall be required to cause the Secretary of the Corporation to call a special meeting of shareholders pursuant to La. R.S. 12:73B. Nothing in this Article VII shall limit the power of the President of the Corporation or its Board of Directors to call a special meeting of shareholders.

                                     ARTICLE VIII
                      Board of Directors; Business Combinations

               A. Definitions. The following terms, for all purposes of these Articles or the By-laws of this Corporation, shall have the following meaning:

                    1. An "Affiliate" of, or a person "affiliated with," a specified person means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

                    2. "Associate," when used to indicate a relationship with any person, means any of the following:

                         a. Any corporation or organization, other than this Corporation, of which such person is an officer, director or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities.

                         b. Any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity.

                         c. Any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.

                         d. Any investment company registered under the Investment Company Act of 1940 for which such person serves as investment advisor.

                    3. A person shall be deemed to be the "Beneficial Owner" of any shares of capital stock (regardless whether owned of record):

                         a. Which that person or any of its Affiliates or Associates, directly or indirectly, owns beneficially; or

                         b. Which such person or any of its Affiliates or Associates has (i) the right to acquire (whether exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or

                         c. Which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of voting capital stock of the Corporation or any of its subsidiaries.

                    4. "Business Combination" means any of the following transactions, when entered into by the Corporation or a subsidiary of the Corporation with, or upon a proposal by, a Related Person:

                         a.   The   merger   or  consolidation  of,  or  an
               exchange of securities by, the Corporation or any subsidiary of the Corporation; or

                         b. The sale, lease, exchange, mortgage, pledge, transfer or any other disposition (in one or a series of transactions) of any assets of the Corporation, or of any subsidiary of the Corporation, having an aggregate book or fair market value of $1,000,000 or more, measured at the time the transaction or transactions are approved by the Board of Directors; or

                         c.   The adoption of  a  plan  or proposal for the
               liquidation  or  dissolution  of  the  Corporation   or  any
               subsidiary of the Corporation; or

                         d. The issuance or transfer by the Corporation or any subsidiary of the Corporation (in one or a series of transactions) of securities of the Corporation, or of any subsidiary of the Corporation, having a fair market value of $1,000,000 or more; or

                         e. The reclassification of securities (including a reverse stock split), recapitalization, consolidation or any other transaction (whether or not involving a Related Person) which has the direct or indirect effect of increasing the voting power (regardless whether then exercisable) or the proportionate amount of the outstanding shares of any class or series of equity securities of this Corporation or any of its subsidiaries of a Related Person, or any Associate or Affiliate of a Related Person; or

                         f. Any agreement, contract or other arrangement providing directly or indirectly for any of the foregoing.

                    5. "Common Stock" means any stock other than a class or series of preferred or preference stock.

                    6. "Continuing Director" shall mean any member of the Board of Directors who is not affiliated with a Related Person and who was a member of the Board of Directors prior to the time that the Related Person became a Related Person, and any successor to a Continuing Director who is not affiliated with the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors who are then members of the Board of Directors.

                    7. "Control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise. The beneficial ownership of ten percent or more of the votes entitled to be cast by a corporation's voting stock creates a presumption of control.

                    8. "This Corporation" and "the Corporation" mean Century Telephone Enterprises, Inc.

                    9.   "Equity Security" means any of the following:

                         a. Any stock or similar security, certificate of interest or participation in any profit sharing agreement, voting trust certificate or certificate of deposit for an equity security.

                         b. Any security convertible, with or without consideration, into an equity security, or any warrant or other security carrying any right to subscribe to or purchase an equity security.

                         c. Any put, call, straddle or other option or privilege of buying an equity security from or selling an equity security to another without being bound to do so.

                    10. "Extraordinary Event" shall mean, as to any Business Combination and Related Person, any of the following events that is not approved by a majority of all Continuing
          Directors:

                         a.   Any failure to declare and pay at the regular
               date  therefor  any  full  quarterly   dividend  (regardless
               whether cumulative) on outstanding Preferred  Stock; or

                         b. Any reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock); or

                         c. Any failure to increase the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of the Common Stock; or

                         d. The receipt by the Related Person, after such Related Person has become a Related Person, of a direct or indirect benefit (except proportionately as a shareholder) from any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation or any subsidiary of the Corporation, whether in anticipation of or in connection with the Business Combination or otherwise.

                    11.  "Independent    Shareholder"    or    "Independent
          Stockholder" means a holder of voting stock of this Corporation who is not a Related Person.

                    12.  "Market Value" means the following:

                         a. In the case of stock, the highest closing sale price on the date or during the period in question of a share of such stock on the principal United States Securities Exchange registered under the Securities Exchange

               Act of 1934 on which such stock is listed or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock on the date or during the period in question on the National Association of Securities Dealers, Inc., Automated Quotations Systems, or any alternative system then in use, or, if no such quotations are available, the fair market value on the date or during the period in question of a share of such stock as determined by a majority of the Continuing Directors of this Corporation in good faith.

                         b. In the case of property other than cash or stock, the fair market value of such property on the date or during the period in question as determined by a majority of the Continuing Directors of this Corporation in good faith.

                    13. A "Person" shall mean any individual, firm, corporation or other entity, or a group of persons acting or agreeing to act together in the manner set forth in Rule 13d-5 under the Securities Exchange Act of 1934, as in effect on January 1, 1984.

                    14. "Related Person" means any person (other than the Corporation, a subsidiary of the Corporation or any profit sharing, employee stock ownership or other employee benefit plan of the Corporation or any subsidiary of the Corporation or any trust, trustee of or fiduciary with respect to any such plan acting in such capacity) that is the direct or indirect Beneficial Owner of shares of capital stock representing more than ten percent of the outstanding voting power of the Corporation entitled to vote for the election of directors, and any Affiliate or Associate of any such person. For the purpose of determining whether a person is the Beneficial Owner of a percentage, specified in this Article VIII, of the outstanding voting power of the Corporation, the number of shares of voting stock deemed to be outstanding shall include shares deemed owned by that person through application of Subsection A.3. of this
          Article VIII but shall not include any other shares which may be issuable to any other person.

                    15. "Subsidiary" means any corporation of which voting stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by this Corporation.

                    16. "Voting Stock" means shares of capital stock of a corporation entitled to vote generally in the election of directors.

                    17. "Whole Board of Directors" means the authorized number of directors fixed by Paragraph B.1. of this Article VIII or determined from time to time by the Board of Directors pursuant thereto.

               B.   Board of Directors.  1.  The business  and  affairs  of
          this Corporation shall be managed by or under the direction of the Board of Directors. The number of directors of this Corporation (exclusive of directors to be elected by the holders of any one or more series of the Preferred Stock voting separately as a class or classes) that shall constitute the Whole Board of Directors shall be 14, unless otherwise determined from time to time by resolution adopted by the affirmative votes of both of the following:

                         a. Eighty percent of the directors then in office; and

                         b.   A   majority  of  the  Continuing  Directors,
                    voting as a separate group.

                    2. The Board of Directors shall be divided into three classes, designated Classes I, II and III, as nearly equal in number as the then total number of directors constituting the Whole Board of Directors permits. The members of Class III shall next be elected at the annual meeting of stockholders in 1985; and members of Classes I and II shall next be elected at the annual meeting of stockholders to be held in 1986 and 1987, respectively. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by vote of both (a) a majority of the directors then in office, although less than a quorum, and (b) a majority of the Continuing Directors; and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of this Corporation, the terms of the directors or directors elected by such holders shall expire at the next succeeding annual meeting of the stockholders and vacancies created with respect to any directorship of the directors so elected may be filled in the manner specified by such Preferred Stock. Subject to the foregoing, at each annual meeting of stockholders the successors to be the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors shall be elected and qualified.

                    3. Notwithstanding any other provisions of these Articles or the Bylaws of this Corporation (and notwithstanding the fact that some lesser percentage may be specified or permitted by law) any director or the entire Board of Directors of this Corporation may be removed at any time, but only for cause and only by the affirmative votes, at a meeting of the holders of voting stock of the Corporation called for that purpose, of at least both of the following:

                         a. A majority of the votes entitled to be cast by holders of outstanding shares of voting stock of this Corporation; and

                         b. A majority of the votes entitled to be cast by the Independent Stockholders, voting as a separate voting group.

               The foregoing notwithstanding, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of this Corporation, the provisions of this Paragraph B.3. shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

               C.   Vote Required in Business  Combinations.   No  Business
          Combination   may   be  effected  unless  all  of  the  following
          conditions have been fulfilled:

                    1. In addition to any vote otherwise required by law or these Articles, the proposal to effect a Business Combination shall have been approved by (a) a majority of the directors then in office and (b) a majority of the Continuing Directors; and by the affirmative votes of both of the following:

                         a. Eighty percent of the votes entitled to be cast by holders of outstanding shares of voting stock of this Corporation, voting as a separate voting group; and

                         b. Two-thirds of the votes entitled to be cast by the Independent Stockholders present or duly represented at a meeting, voting as a separate voting group.

                    2. A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations thereunder (or any subsequent provisions replacing the Act, rules or regulations as a whole or in part) is mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (regardless of whether such proxy or information statement is required pursuant to the Act or subsequent provisions).

               D.   Nonapplicability of Voting Requirements.   1.   For the
          purposes of Subparagraph 2 of this Paragraph D, the following terms shall have the meanings ascribed to them:

                         a. "Announcement date" means the first general public announcement of the proposal or intention to make a proposal of the Business Combination or its first communication generally to shareholders of this Corporation, whichever is earlier.

                         b. "Determination date" means the date on which a Related Person first became a Related Person.

                         c.   "Valuation date" means the following:

                              (i) For a Business Combination voted upon by shareholders, the latter of the date prior to the date of the shareholders' vote and the day twenty days prior to the consummation of the Business Combination.

                              (ii) For  a  Business Combination  not  voted
                    upon by the shareholders, the date of the consummation of the Business Combination.

                    2. The vote required by Paragraph C of this Article VIII does not apply to a Business Combination, if each of the following conditions is met:

                         a. The aggregate amount of the cash and the market value on the valuation date of consideration other than cash to be received per share by all holders of common stock in such Business Combination is at least equal to the highest of the following:

                              (i) the highest per share price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by or on behalf of the Related Person for any shares of common stock of the same class or series acquired by it:

                                   (a)  Within    the    two-year    period
                         immediately prior to the announcement date of the proposal of the Business Combination; and

                                   (b)  In  the  transaction  in  which  it
                         became a Related Person, whichever is higher.

                              (ii) The  market  value  per  share of common
                    stock of the same class or series on the announcement date or on the determination date, whichever is higher;

                              (iii)The price per share equal to the market value per share of common stock of the same class or series determined pursuant to Subparagraph D.2(a)(ii) of this Article VIII, multiplied by the fraction of:

                                   (a)  The   highest   per   share  price,
                         including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by or for the Related Person for any shares of common stock of the same class or series acquired by it within the two-year period immediately prior to the announcement date, over

                                   (b)  The  market   value  per  share  of
                         common stock of the same class or series on the first day in such two-year period on which the Related Person acquired any shares of common stock.

                         b. The aggregate amount of the cash and the market value as of the valuation date of consideration other than cash to be received per share by holders of shares of any class or series of outstanding stock other than common stock is at least equal to the highest of the following, whether or not the Related Person has previously acquired any shares of a particular class or series of stock:

                              (i) The highest per share price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by or for the Related Person for any shares of such class of stock acquired by it:

                                   (a)  Within    the    two-year    period
                         immediately prior to the announcement date of the proposal of the Business Combination; or

                                   (b)  In  the  transaction  in  which  it
                         became a Related Person, whichever is higher; or

                              (ii) The   highest  preferential  amount  per
                    share to which the holders of shares of such class of stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of this Corporation; or

                              (iii)The market value per share of such class
                    of  stock  on  the  announcement   date   or   on   the
                    determination date, whichever is higher; or

                              (iv) The  price per share equal to the market
                    value per share of such class of stock determined pursuant to Subparagraph D.2(b)(iii) multiplied by the fraction of:

                                   (a)  The  highest   per   share   price,
                         including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by or for the Related Person for any shares of any class of voting stock acquired by it within the two-year period immediately prior to the announcement date, over

                                   (b)  The market value  per  share of the
                         same class of voting stock on the first day in such two-year period on which the Related Person acquired any shares of the same class of voting stock.

                         c. The consideration to be received by holders of any class or series of outstanding stock is to be in cash or in the same form as the Related Person has previously paid for shares of the same class or series of stock. If the Related Person has paid for shares of any class of stock with varying forms of consideration, the form of consideration for such class of stock shall be either cash or the form used to acquire the largest number of shares of such class or series of stock previously acquired by it.

                         d. (i) After the Related Person has become a Related Person and prior to the consummation of such Business Combination:

                                   (a)  There shall have been no failure to
                         declare and pay at the regular date therefor any full periodic dividends, cumulative or not, on any outstanding preferred stock of this Corporation;

                                   (b)  There shall have been:

                                        i)   No  reduction  in  the  annual
                              rate of dividends paid on any class or series of stock of this Corporation that is not preferred stock except as necessary to reflect any subdivision of the stock; and

                                        ii)  An  increase  in  such  annual
                              rate of dividends as necessary to reflect any reclassification, including any reverse stock split, recapitalization, reorganization, or any similar transaction which has the effect of reducing the number of outstanding shares of the stock; and

                                   (c)  The Related  Person  did not become
                         the Beneficial Owner of any additional shares of stock of this Corporation except as part of the transaction which resulted in such Related Person becoming a Related Person or by virtue of proportionate stock splits or stock dividends.

                              (ii) The   provisions  of  (a)  and  (b)   of
                    Subparagraph D.2(d)(i) shall not apply if no Related Person or an Affiliate or Associate of the Related Person voted as a director of this Corporation in a manner inconsistent with (a) and (b) of Subparagraph D.2(d)(i) and the Related Person, within ten days after any act or failure to act inconsistent with such Sub-subparagraphs, notifies the Board of Directors of this Corporation in writing that the Related Person disapproves thereof and requests in good faith that the Board of Directors rectify such act or failure to act.

                         e. After the Related Person has become a Related Person, the Related Person may not have received the benefit, directly or indirectly, except proportionately as a shareholder, of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by this Corporation or any of its subsidiaries, whether in anticipation of or in connection with such Business Combination or otherwise.

                    3.   The  vote  required  by Subparagraph C.1  of  this
          Article VIII shall not apply to a proposed Business Combination, if, prior to the time the Related Person involved in the proposed transaction shall have become a Related Person, the proposed Business Combination is approved by the affirmative votes of both of the following:

                         a.   A  majority  of the directors then in office;
               and

                         b. A majority of the Continuing Directors, as a separate group.

               E. Alternative Shareholder Vote for Business Combinations. In the event the conditions set forth in Subparagraph D.2 have been met or the approvals described in Subparagraph D.3 have been voted, the affirmative vote required of shareholders in order to approve the proposed Business Combination shall be 66-2/3% of the voting power present or duly represented at the meeting called for the purpose.

                                      ARTICLE IX
                           Written Consents of Shareholders

               Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders, present in person or represented by duly authorized proxy, at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation; and may not be taken by a written consent of the stockholders pursuant to the Business Corporation Law of the State of Louisiana.

                                      ARTICLE X
                          Evaluation of Certain Transactions

               In connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders when evaluating a Business Combination or a tender or exchange offer or a proposal by another Person or Persons to make a tender or exchange offer, the Board of Directors of the Corporation shall consider, in addition to the adequacy of the amount to be paid in connection with any such transaction, all of the following factors and any other factors which it deems relevant: (i) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees, customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring Person or Persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring Person or Persons, and the possible effect of such conditions upon the Corporation and its Subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and
          (iii) the competence, experience and integrity of the acquiring Person or Persons and its or their management.

                                      ARTICLE XI
                             Amendments and Other Matters

               A. Charter Amendments. Articles VIII, IX, X and XI of these Articles of Incorporation shall not be amended in any way (whether by modification or repeal of an existing Article or Articles or by addition of a new Article or Articles) except upon resolutions adopted by the affirmative votes equivalent to those required by Subparagraph C.1 (a) and (b) of Article VIII; provided, however, that, if such resolutions shall first be adopted by both of the following:

                    1.   A majority of the directors then in office; and

                    2. A majority of the Continuing Directors, voting as a separate group,

          then such resolutions shall be deemed adopted by the shareholders upon the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of voting stock of this Corporation, voting as a single group.

               B. Bylaw Amendments. Bylaws of this Corporation may be altered, amended, or repealed or new Bylaws may be adopted:

                    1. By the stockholders, but only upon the affirmative votes equivalent to those required by Subparagraph C.1(a) and (b) of Article VIII; or

                    2. By the Board of Directors, but only upon the affirmative votes equivalent to those required by Subparagraph D.3(a) and (b) of Article VIII.

               C. Benefit of Statute. This Corporation claims and shall have the benefit of provisions of R.S. 12:133 except that the provisions of R.S. 12:133 shall not apply to any business combination involving an interested shareholder that is an employee benefit plan or related trust of this Corporation.

                                  CENTURY  TELEPHONE  ENTERPRISES, INC.

                                  By: /s/ Glen F. Post, III
                                     ----------------------
                                     Glen F. Post, III
                                      President

                                  By: /s/ Harvey P. Perry
                                     ----------------------
                                     Harvey P. Perry
                                      Secretary

                           ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF OUACHITA

               BEFORE ME, the undersigned authority, personally came and appeared Glen F. Post, III and Harvey P. Perry, to me known to be the President and Secretary, respectively, of Century Telephone Enterprises, Inc. and the persons who executed the foregoing instrument in such capacities, and who, being duly sworn, acknowledged in my presence and in the presence of the undersigned witnesses that they were authorized to and did execute the foregoing instrument in such capacities for such corporation, as its and their free act and deed.

               IN WITNESS WHEREOF, the appearers, witnesses and I have hereunto fixed our signatures on this 30th day of September, 1994.

          WITNESSES:

          /s/ Joy B. Eppinette              /s/ Glen F. Post, III
          ---------------------            -----------------------
                                                Glen F. Post, III

          /s/ Kay Buchart                   /s/ Harvey P. Perry
          ---------------------            -----------------------
                                                Harvey P. Perry
                         /s/ Kathy Tettleton
                        _______________________
                             NOTARY PUBLIC